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                                                                    EXHIBIT 23.2



                        Independent Accountants' Consent



The Board of Directors
Humphrey Hospitality Trust, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                   /s/ KPMG LLP



Omaha, Nebraska
January 23, 2001